EXECUTION COPY




                               US SECURITY AGREEMENT

                                      among

                              SILGAN HOLDINGS INC.,

                          SILGAN CONTAINERS CORPORATION,

                           SILGAN PLASTICS CORPORATION,

                      SILGAN CONTAINERS MANUFACTURING CORPORATION,

                                SILGAN CAN COMPANY,

                   CERTAIN OTHER SUBSIDIARIES OF SILGAN HOLDINGS INC.


                                       and


                         DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                 as Collateral Agent




                              -------------------------
                              Dated as of June 28, 2002
                              -------------------------



                                              TABLE OF CONTENTS
                                              -----------------


                                                                                                                Page
                                                                                                                ----
ARTICLE I SECURITY INTERESTS......................................................................................2

         1.1 Grant of Security Interests..........................................................................2
         1.2 Power of Attorney....................................................................................4

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS......................................................4

         2.1 Necessary Filings....................................................................................4
         2.2 No Liens.............................................................................................5
         2.3 Other Financing Statements...........................................................................5
         2.4 Chief Executive Office, Record Locations.............................................................5
         2.5 Location of Inventory and Equipment..................................................................5
         2.6 Legal Names; Type of Organization (and Whether a Registered Organization and/or a
                  Transmitting Utility); Jurisdiction of Organization; Location; Organizational
                  Identification Numbers; Changes Thereto; etc....................................................5
         2.7 Trade Names; Etc.....................................................................................6
         2.8 Certain Significant Transactions.....................................................................6
         2.9 Non-UCC Property.....................................................................................7
         2.10 As-Extracted Collateral; Timber-to-be-Cut...........................................................7
         2.11 Collateral in the Possession of a Bailee............................................................7
         2.12 Recourse............................................................................................7

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND
         CERTAIN OTHER COLLATERAL.................................................................................8

         3.1 Additional Representations and Warranties............................................................8
         3.2 Maintenance of Records...............................................................................8
         3.3 Direction to Account Debtors; Contracting Parties; etc...............................................8
         3.4 Modification of Terms; etc...........................................................................9
         3.5 Collection...........................................................................................9
         3.6 Instruments.........................................................................................10
         3.7 Assignors Remain Liable Under Accounts..............................................................10
         3.8 Assignors Remain Liable Under Contracts.............................................................10
         3.9 Deposit Accounts; Etc...............................................................................10
         3.10 Letter-of-Credit Rights............................................................................11
         3.11 Commercial Tort Claims.............................................................................12
         3.12 Chattel Paper......................................................................................12
         3.13 Further Actions....................................................................................12

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS..............................................................12

         4.1 Additional Representations and Warranties...........................................................12
         4.2 Licenses and Assignments............................................................................13


                                                               (i)



         4.3 Infringements.......................................................................................13
         4.4 Preservation of Marks...............................................................................13
         4.5 Maintenance of Registration.........................................................................13
         4.6 Future Registered Marks.............................................................................14
         4.7 Remedies............................................................................................14

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS....................................15

         5.1 Additional Representations and Warranties...........................................................15
         5.2 Licenses and Assignments............................................................................15
         5.3 Infringements.......................................................................................15
         5.4 Maintenance of Patents or Copyright.................................................................16
         5.5 Prosecution of Patent Applications..................................................................16
         5.6 Other Patents and Copyrights........................................................................16
         5.7 Remedies............................................................................................16

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL..................................................................17

         6.1 Protection of Collateral Agent's Security...........................................................17
         6.2 Warehouse Receipts Non-negotiable...................................................................17
         6.3 Additional Information..............................................................................17
         6.4 Further Actions.....................................................................................18
         6.5 Financing Statements................................................................................18

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT......................................................18

         7.1 Remedies; Obtaining the Collateral Upon Default.....................................................18
         7.2 Remedies; Disposition of the Collateral.............................................................20
         7.3 Waiver of Claims....................................................................................20
         7.4 Application of Proceeds.  (a).......................................................................21
         7.5 Remedies Cumulative.................................................................................24
         7.6 Discontinuance of Proceedings.......................................................................24

ARTICLE VIII INDEMNITY...........................................................................................24

         8.1 Indemnity...........................................................................................24
         8.2 Indemnity Obligations Secured by Collateral; Survival...............................................26

ARTICLE IX DEFINITIONS...........................................................................................26


ARTICLE X MISCELLANEOUS..........................................................................................33

         10.1 Notices............................................................................................33
         10.2 Waiver; Amendment..................................................................................34
         10.3 Obligations Absolute...............................................................................34
         10.4 Successors and Assigns.............................................................................34
         10.5 Headings Descriptive...............................................................................35
         10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.............................35


                                                               (ii)



         10.7 Assignor's Duties..................................................................................36
         10.8 Termination; Release...............................................................................36
         10.9 Counterparts.......................................................................................37
         10.10 Severability......................................................................................37
         10.11 The Collateral Agent and the other Secured Creditors..............................................37
         10.12 Benefit of Agreement..............................................................................37
         10.13 Additional Assignors..............................................................................38



ANNEX A           Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B           Schedule of Inventory and Equipment Locations
ANNEX C           Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a
                  Transmitting Utility), Jurisdiction of Organization, Location and Organizational Identification
                  Numbers
ANNEX D           Schedule of Trade and Fictitious Names
ANNEX E           Description of Certain Significant Transactions Occurring Within One Year Prior to the
                  Date of the Security Agreement
ANNEX F           Schedule of Deposit Accounts
ANNEX G           Form of Control Agreement Regarding Deposit Accounts
ANNEX H           Schedule of Commercial Tort Claims
ANNEX I           Schedule of Marks
ANNEX J           Schedule of Patents
ANNEX K           Schedule of Copyrights
ANNEX L           Grant of Security Interest in United States Trademarks
ANNEX M           Grant of Security Interest in United States Patents
ANNEX N           Grant of Security Interest in United States Copyrights











                                                               (iii)



                               SECURITY AGREEMENT
                               ------------------


          SECURITY AGREEMENT, dated as of June 28, 2002 (as the same may be amended, modified and/or supplemented from time to time, this "Agreement"), made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.13 hereof, the "Assignors") in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (together with any successor Collateral Agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, Silgan Holdings Inc. ("Silgan"), Silgan Containers Corporation ("Containers"), Silgan Plastics Corporation ("Plastics"), Silgan Containers Manufacturing Corporation ("Manufacturing"), Silgan Can Company ("CanCo"), each other Borrower from time to time party thereto, the lenders from time to time party thereto (the "Lenders", and each, a "Lender"), Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, and together with any successor administrative agent, the "Administrative Agent"), Bank of America, N.A. and Citicorp USA, Inc., as Co-Syndication Agents (in such capacity, the "Co-Syndication Agents"), Morgan Stanley Senior Funding, Inc. and Fleet National Bank, as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers (in such capacity, the "Joint Lead Arrangers"), and Deutsche Bank Securities Inc., Banc of America Securities LLC and Salomon Smith Barney Inc., as Joint Book Managers (in such capacity, the "Joint Book Managers") have entered into a Credit Agreement, dated as of June 28, 2002 (as amended, modified and/or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to and the issuance of, and participation in, Letters of Credit for the account of, the Borrowers as contemplated therein (the Lenders, the Administrative Agent, the Issuing Lenders, the Co-Syndication Agents, the Co-Documentation Agents, the Joint Lead Arrangers, the Joint Book Managers and the Collateral Agent are collectively referred to herein as the "Lender Creditors");

          WHEREAS, (i) Silgan has heretofore entered into two Interest Rate Protection Agreements with The Bank of New York (together with its affiliates, collectively "BNY") (as such Interest Rate Protection Agreements are in effect on the date hereof and without giving effect to any extension, renewal or replacement thereof, the "Existing BNY Interest Rate Protection Agreements"), and (ii) one or more of the Borrowers or Subsidiaries thereof are, or may from time to time be, party to one or more other Interest Rate Protection Agreements or Other Hedging Agreements with any Lender or an affiliate of a Lender (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns and BNY solely in respect of the Existing BNY Interest Rate Protection Agreements, are herein called the "Other Creditors", and together with the Lender Creditors are herein called, the "Secured Creditors");

          WHEREAS, pursuant to the US Borrowers/Subsidiaries Guaranty, each Assignor

(other than CanCo except as may be required after the date hereof pursuant to the Credit Agreement) has jointly and severally guaranteed to the Secured Creditors the payment when due of all indebtedness, obligations and liabilities of each Borrower and Subsidiary thereof under or with respect to the Credit Documents, the Interest Rate Protection Agreements and the Other Hedging Agreements;

          WHEREAS, it is a condition precedent to the making of Loans to each Borrower and the issuance of, and participation in, Letters of Credit for the account of each Revolving Borrower under the Credit Agreement that the Assignors shall have executed and delivered to the Collateral Agent this Agreement; and

          WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by and the issuance of, and participation in, Letters of Credit for the account of, the Borrowers under the Credit Agreement and the entering into by one or more of the Borrowers or Subsidiaries thereof of Interest Rate Protection Agreements and Other Hedging Agreements and, accordingly, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                   ARTICLE I

                               SECURITY INTERESTS

          1.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, in each case a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

          (i) each and every Account;

          (ii) all cash;

          (iii)  the  Cash  Collateral  Account  and  all  monies,   securities,
     Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

          (iv) all Chattel Paper ( including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

          (v) all Commercial Tort Claims described in Annex H hereto;

          (vi) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secret Rights;

          (vii) all Contracts, together with all Contract Rights arising thereunder;

          (viii) all Copyrights;

          (ix) all Equipment;

          (x) all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

          (xi) all Documents;

          (xii) all General Intangibles;

          (xiii) all Goods;

          (xiv) all Instruments (other than Instruments constituting Pledged Securities);

          (xv) all Inventory;

          (xvi) all Investment Property (other than Investment Property required to be pledged under the US Pledge Agreement);

          (xvii) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xviii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks;

          (xix) all Patents;

          (xx) all Permits;

          (xxi) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

          (xxii) all Supporting Obligations; and

          (xxiii) all Proceeds and products of any and all of the foregoing (all of the above including this clause (xxiii), the "Collateral").

Notwithstanding the foregoing, the term "Collateral" shall not include any Account and related asset from and after the time that the same is transferred to the Receivables Subsidiary pursuant to the Accounts Receivable Facility Documents.

          (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

          1.2 Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be reasonably necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

          Each   Assignor    represents,    warrants   and   covenants,    which
representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:


          2.1 Necessary Filings. All filings, registrations, recordings and other actions necessary to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished or will be accomplished within 10 Business Days from the date hereof and upon such filings, registrations recordations or other actions, the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein (other than Permitted Liens) and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or by the filing of a Grant of Security Interest in the respective form attached hereto (as Annex L, M or N) in the United States Patent and Trademark Office or in the United States Copyright Office, as the case may be.

          2.2 No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of, or has rights in, all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person

(other than Permitted Liens), and such Assignor shall defend the Collateral to the extent of its rights therein against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent (other than in respect of Permitted Liens).

          2.3 Other Financing Statements. As of the date hereof (after giving effect to the Loans incurred on the date hereof), there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

          2.4 Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

          2.5 Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor.

          2.6 Legal  Names;  Type of  Organization  (and  Whether  a  Registered
Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes Thereto; etc. As of the date hereof, the exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor's Location, the organizational identification number (if any) of each Assignor, and whether or not such Assignor is a Transmitting Utility, is listed on Annex C hereto for such Assignor. No Assignor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that listed on Annex C hereto for such Assignor, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve
(x) a Registered Organization ceasing to constitute same or (y) any Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 10 days' prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for the respective Assignor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral

Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

          2.7 Trade Names; Etc. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name as specified in Annex C and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until
(i) it shall have given to the Collateral Agent not less than 10 days' written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          2.8 Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person has merged or consolidated with or into any Assignor, and no Person has liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

          2.9 Non-UCC Property. The aggregate fair market value (as determined by the Assignors in good faith) of all property of the Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC does not exceed $5,000,000. If the aggregate value of all such property at any time owned by all Assignors exceeds $5,000,000, the Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignors shall promptly (and in any event within 30 days) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

          2.10 As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, no Assignor owns, or expects to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut in an aggregate amount for all Assignors of $2,000,000 or more. If at any time after the date of this Agreement the Assignors own, acquire or obtain rights to As-Extracted Collateral or Timber-to-be-Cut in an aggregate amount of $1,000,000 or more, such Assignors shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail or the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

          2.11 Collateral in the Possession of a Bailee. If any Inventory or other Goods in an aggregate amount for all Assignors of $2,000,000 or more are at any time in the possession of a bailee, the respective Assignors shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its reasonable best efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the respective Assignors. The Collateral Agent agrees with the Assignors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

          2.12 Recourse. This Agreement is made with full recourse to each Assignor pursuant to upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                                  ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
             INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

          3.1 Additional Representations and Warranties. As of the time when each of its Accounts (other than Accounts in an immaterial aggregate amount) arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes).

          3.2 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts, including, but not limited to, originals (with facsimile copies being deemed to constitute originals) of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, to the extent permitted by, and subject to the conditions set forth in, the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

          3.3 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement. The costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 9.05 of the Credit Agreement has occurred and is continuing.

          3.4 Modification of Terms; etc. Except (x) as permitted under the Credit Agreement, (y) as permitted by Section 3.5 hereof or (z) in the ordinary course of business and consistent with past practices of such Assignor, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify in any material respect, any term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent. Each Assignor will duly fulfill all of its material obligations on its part to be fulfilled under or in connection with the Accounts or Contracts and will not do anything to impair any rights of the Collateral Agent in the Accounts or Contracts.

          3.5 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

          3.6 Instruments. If any Assignor owns or acquires any Instrument constituting Collateral in excess of $250,000 and having a maturity longer than 60 days and otherwise constituting Collateral, such Assignor will within 10 Business Days thereafter notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as additional Collateral hereunder.

          3.7 Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

          3.8 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

          3.9 Deposit Accounts; Etc. (a) No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. Annex F hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account maintained by such Assignor (including a description thereof and the respective account number), the name of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective Lender with respect to such Deposit Account, in each case except for local Deposit Accounts which in the aggregate for all of the Assignors do not hold more than $5,000,000 of cash and Cash Equivalents at any one time (although no more than $200,000 in the aggregate may be held in any single local Deposit Account). For each Deposit Account (other than the Cash Collateral Account or any other Deposit Account maintained with the Collateral Agent), the respective Assignor shall use its commercially reasonable efforts to cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, within 90 days after the date of this Agreement or, if later, at the time of the establishment of the respective Deposit Account, a "control agreement" in the form of Annex G hereto (appropriately completed), with such changes thereto as may be acceptable to the Collateral Agent. If any bank with which a Deposit Account is maintained refuses to, or does not, enter into such a "control agreement", then the respective Assignor shall, to the extent reasonably requested by the Collateral Agent, promptly close the respective Deposit Account and transfer all balances therein to another Deposit Account meeting the requirements of this Section 3.9. If any bank with which a Deposit Account is maintained refuses to subordinate all its claims with respect to such Deposit Account to the Collateral Agent's security interest therein on terms satisfactory to the Collateral Agent, then the Collateral Agent, in its reasonable discretion, may (but will have no obligations to) (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a "control agreement" without such subordination, provided that in such event the Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within 30 days after notice from the Collateral Agent) in accordance with the requirements of the immediately preceding sentence.

          (b) After the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for Deposit Accounts established and maintained with banks and meeting the requirements of preceding clause (a). At the time any such Deposit Account is established, the appropriate "control agreement" shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish to the Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

          3.10 Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

          3.11 Commercial Tort Claims. All Commercial Tort Claims of each Assignor as of the date of this Agreement are described in Annex H hereto. If any Assignor shall at any time and from time to time after the date of this Agreement become aware of any Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $3,000,000 or more, such Assignor shall (i) promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest in all such Commercial Tort Claims and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent and (ii) perform all actions reasonably requested by the Collateral Agent to perfect such security interest in such Commercial Tort Claims.

          3.12 Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 20 days) following any request by the Collateral Agent, deliver all of its Tangible Chattel Paper to the Collateral Agent.

          3.13 Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

          4.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true, lawful, sole and exclusive owner of or otherwise has the right to use the material registered Marks listed in Annex I hereto for such Assignor, and that said listed Marks include all the United States marks and applications for United States marks registered in the United States Patent and Trademark Office that such Assignor presently owns or uses in connection with its business. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use all material Marks that it uses. Each Assignor further warrants that it has no knowledge of any material third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe in any material respect any trademark, service mark or trade name. Each Assignor represents and warrants that upon the recordation of a Grant of Security Interest in United States Trademarks in the form of Annex L hereto in the United States Patent and Trademark Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the Collateral Agent in the United States Marks covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute such a Grant of Security Interest in United States Trademarks covering all right, title and interest in each United States Mark, and the associated goodwill, of such Assignor, and to record the same. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or secretary of state or equivalent governmental agency of any State of the United States in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

          4.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

          4.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or diluting or otherwise violating in any material respect any of such Assignor's rights in and to any material Mark or with respect to any party claiming that such Assignor's use of any material Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, to prosecute in accordance with reasonable business practices any Person infringing any material Mark owned by such Assignor.

          4.4 Preservation of Marks. Each Assignor agrees to use its material Marks in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are necessary to preserve such material Marks as trademarks or service marks under the laws of the United States; provided, that no Assignor shall be obligated to preserve, or prosecute any Person infringing, any material Mark in the event such Assignor determines, in its reasonable business judgment, that the preservation of such material Mark is no longer desirable in the conduct of its business.

          4.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent; provided, that no Assignor shall be obligated to maintain the registration of any Mark in the event that such Assignor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business. Each Assignor agrees to notify the Collateral Agent thirty (30) days prior to the dates on which the affidavits of use or the applications for renewal registration are due with respect to any registered Mark which is required to be maintained pursuant to this Section 4.5, that the affidavits of use or the renewal is being processed or being abandoned, as the case may be.

          4.6 Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex L hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

          4.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.

                                   ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

          5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of all rights in (i) the material Patents listed in Annex J hereto for such Assignor and that said listed Patents constitute all the patents and applications for patents that such Assignor now owns and (ii) the material Copyrights listed in Annex K hereto for such Assignor and that said listed Copyrights constitute all material registrations of copyrights and applications for copyright registrations that such Assignor now owns. Each Assignor further represents and warrants that it is the true and lawful exclusive owner or licensee of all rights in all material United States trade secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"). Each Assignor further represents and warrants that it has the exclusive right to use and practice under all material Patents and material Copyrights that it owns, uses or practices under and has the exclusive right to exclude others from using or practicing under the claims of any material Patents it owns, uses or practices under. Each Assignor further warrants that, as of the date hereof, it has no knowledge of any material third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe in any material respect on any rights in any third party patent or copyright or that such Assignor has misappropriated in any material respect any trade secret or proprietary information. Each Assignor represents and warrants that upon the recordation of a Grant of Security Interest in United States Patents in the form of Annex M hereto in the United States Patent and Trademark Office and the recordation of a Grant of Security Interest in United States Copyrights in the form of Annex N hereto in the United States Copyright Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary to perfect the security interest granted to the Collateral Agent in the United States Patents and United States Copyrights covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute such a Grant of Security Interest in United States Patents covering all right, title and interest in each United States Patent of such Assignor and to record the same and to execute such a Grant of Security Interest in registered United States Copyrights covering all right, title and interest in each registered United States Copyright of such Assignor and to record the same. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States. Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and registered Copyright and to record the same.

          5.2 Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

          5.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe in any material Patent or material Copyright or to any claim that the practice of any material Patent or the use of any material Copyright violates any property right of a third party, or with respect to any misappropriation of any material Trade Secret Right or any claim that practice of any material Trade Secret Right violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to prosecute in accordance with reasonable business practice any Person infringing any material Patent or material Copyright or any Person misappropriating any material Trade Secret Right.

          5.4 Maintenance of Patents or Copyright At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force rights under each Patent, and to apply as permitted pursuant to applicable law for any renewal of each Copyright, in any case absent prior written consent of the Collateral Agent; provided, that no Assignor shall be obligated to maintain, or prosecute any Person infringing, any Patent or Copyright in the event such Assignor determines, in its reasonable business judgment, that the maintenance of such Patent or Copyright is no longer necessary or desirable in the conduct of its business.

          5.5 Prosecution of Patent Applications. At its own expense, each Assignor shall diligently prosecute all applications for (i) United States Patents listed in Annex J hereto and (ii) Copyrights listed on Annex K hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent; provided, that no Assignor shall be obligated to prosecute or not to abandon any such application in the event such Assignor determines, in its reasonable business judgment, that the prosecuting or maintenance of any such application is no longer necessary or desirable in the conduct of its business.

          5.6 Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially in the form of Annex M or N hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

          5.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents, Copyrights and Trade Secret Rights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents, Copyrights and Trade Secret Rights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights and/or Trade Secret Rights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents, Copyrights and Trade Secret Rights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

          6.1 Protection of Collateral Agent's Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. If any Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to promptly reimburse the Collateral Agent for all costs and expenses of procuring such insurance. Except to the extent proceeds of insurance are permitted to be retained by the relevant Assignor pursuant to the terms of the Credit Agreement, the Collateral Agent shall, at the time such proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with
Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

          6.2 Warehouse Receipts Non-negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

          6.3 Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 20 days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be reasonably requested by the Collateral Agent. Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 20 days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

          6.4 Further Actions. Each Assignor will, at its own expense make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent reasonably requests to perfect, preserve or protect its security interest in the Collateral.

          6.5 Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (subject to Permitted Liens) as provided herein and the other rights and security contemplated hereby all in accordance with the UCC or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent, as the Collateral Agent shall reasonably deem necessary or desirable to file any such financing statements without the signature of such Assignor where permitted by law.

                                  ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

          7.1 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

          (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

          (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

          (iii)  instruct all banks which have entered into a control  agreement
     with  the  Collateral   Agent  to  transfer  all  monies,   securities  and
     instruments held by such depositary bank to the Cash Collateral Account;

          (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

          (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

               (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

               (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

               (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in reasonable working condition;

          (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve such Marks, Patents or Copyrights);

          (vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

          (viii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or any other Security Document or to realize upon the security to be granted hereby or thereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

          7.2 Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of the applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

          7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

                    (i) all damages occasioned by such taking of possession or any such disposition except to the extent any damages are the result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

                    (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                    (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

          7.4 Application of Proceeds. (a) All monies collected by the Collateral Agent (or, to the extent the US Pledge Agreement, the US Mortgages or the Additional Security Documents constituting US Security Documents require proceeds of collateral under such US Security Documents to be applied in accordance with the provisions of this Agreement, the

Pledgee or Mortgagee under such other US Security Document) upon any sale or other disposition of the Collateral, together with all other monies received by the Collateral Agent hereunder, shall be applied as follows:

                    (i)  first,   to  the  payment  of  all  amounts  owing  the
          Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of "Obligations";

                    (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to the Administrative Agent of the type described in clauses (v) and (vi) of the definition of "Obligations";

                    (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                    (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                    (v) fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to
          Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement (x) `Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage and using the Dollar Equivalent thereof in the case of an amount expressed in a currency other than Dollars) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, premium and interest on, all Loans, all Unpaid Drawings, the Stated Amount on all outstanding Letters of Credit and all Fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements and the Other Hedging Agreements entitled to the benefits of this Agreement (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

          (c) When payments to the Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.


          (d) Each of the Secured Creditors, by their acceptance of the benefits hereof, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.


          (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.


          (f) For purposes of applying payments received in accordance with this
Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each such Representative for any Other Creditors or the Other Creditors, as the case may be and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless the Collateral Agent has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, the

Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless the Collateral Agent has received written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements and the Other Hedging Agreements entitled to the benefits of this Agreement are in existence.


          (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

          (h) Notwithstanding anything to the contrary contained in this Section 7.4, it is understood that, until such time as CanCo is no longer subject to the restrictions contained in the relevant Campbell Can Acquisition Documents restricting CanCo from being jointly liable with the other Assignors, CanCo shall not be jointly and severally liable with the other Assignors for any deficiency described in Section 7.4(g) to the extent such joint and several liability is prohibited by such Campbell Can Acquisition Documents, but shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the amount of its own Obligations.

          7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

          7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

          8.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates, servants and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for any expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

          (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          (e) Notwithstanding anything to the contrary contained in this Section 8.1, until such time as the CanCo Restrictions are no longer in effect, CanCo shall not be jointly and severally liable with the other Assignors for any indemnity obligations under this Section 8.1 to the extent such joint and several liability is prohibited by such CanCo Restrictions, but will remain obligated for indemnity obligations with respect to its own actions.

          8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements entered into with the Other Creditors and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE IX

                                   DEFINITIONS

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

          "Administrative Agent" shall have the meaning provided in the recitals to this Agreement.

          "Agreement" shall have the meaning provided in the first paragraph hereof.

          "As-Extracted Collateral" shall mean "as-extracted collateral" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

          "BNY" shall have the meaning provided in the recitals to this Agreement.

          "Borrower" shall have the meaning provided in the recitals to this Agreement.

          "CanCo" shall have the meaning provided in the recitals to this Agreement.

          "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

          "Class" shall have the meaning provided in Section 10.2 of this Agreement.

          "Co-Documentation Agents" shall have the meaning provided in the recitals to this Agreement.

          "Co-Syndication Agents" shall have the meaning provided in the recitals to this Agreement.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Containers" shall have the meaning provided in the recitals to this Agreement.

          "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, licensing agreements and any partnership agreements, joint venture agreements, operating agreements and limited liability company agreements), but excluding any contract that is governed by a law other than that of the United States or any State thereof to the extent that the terms of any such contract prohibit the granting of a security interest therein which would be enforceable under any such applicable foreign law.

          "Copyrights" shall mean any United States copyright owned by any Assignor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

          "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Default" shall mean any event which with notice or lapse of time, or both, would constitute an Event of Default.

          "Deposit Accounts" shall mean all "deposit accounts" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

          "Existing BNY Interest Rate Protection Agreements" shall have the meaning provided in the recitals to this Agreement.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Health-Care-Insurance       Receivable"      shall      mean      any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

          "Instruments" shall mean "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Joint Book Managers" shall have the meaning provided in the recitals to this Agreement.

          "Joint Lead Arrangers" shall have the meaning provided in the recitals to this Agreement.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Lenders" shall have the meaning provided in the recitals to this Agreement.

          "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

          "Location" of any Assignor, shall mean such Assignor's "location" as determined pursuant to Section 9-307 of the UCC.

          "Manufacturing" shall have the meaning provided in the recitals to this Agreement.

          "Marks" shall mean all right, title and interest in and to any United States trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks in the United States Patent and Trademark Office or in any equivalent foreign office or the equivalent thereof in any State of the United States and any trade dress including logos, trade names, company names, business names, fictitious names, other business identifiers and/or designs used by any Assignor in the United States.

          "Obligations" shall mean and include all of the following:

                    (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of each Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, in the case of each Assignor that is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the US Borrowers/Subsidiaries Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements entitled to the benefits of this Agreement, being herein collectively called the "Credit Document Obligations");

                    (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors under, or with respect to (including, in the case of each Assignor that is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the US Borrowers/Subsidiaries Guaranty), each Interest Rate Protection Agreement and Other Hedging Agreement entitled to the benefits of this Agreement, whether such Interest Rate

          Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");


                    (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

                    (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs;

                    (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; and

                    (vi) all amounts owing to the Administrative Agent pursuant to any of the Credit Documents in its capacity as such;

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Patents" shall mean any United States patent to which any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a United States patent now or hereafter made by any Assignor.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Plastics" shall have the meaning provided in the recitals to this Agreement.

          "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Registered Organization" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

          "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

          "Required Secured Creditors" shall mean (i) at any time when any Credit Document Obligations are outstanding or any Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section
12.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full in cash and all Commitments under the Credit Agreement have been terminated and no further Commitments may be provided thereunder, the holders of a majority of the outstanding principal amount of the Other Obligations.

          "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

          "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Secured Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements entitled to the benefits of this Agreement entered into with an Other Creditor.

          "Silgan" shall have the meaning provided in the recitals to this Agreement.

          "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

          "Timber-to-be-Cut" shall mean "timber-to-be-cut" as such term is used in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Trade Secret Rights" shall have the meaning provided in Section 5.1 of this Agreement.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                   ARTICLE X

                                  MISCELLANEOUS

          10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a)    if to any Assignor, at:

           c/o Silgan Holdings Inc.
           4 Landmark Square
           Suite 400
           Stamford, CT 06901
           Tel: (203) 975-7110
           Fax: (203) 975-4598
           Attention: General Counsel

          (b)    if to the Collateral Agent, at:

                Deutsche Bank Trust Company Americas
                233 S. Wacker Drive
                84th Floor

                Chicago, Illinois  60606
                Tel: (312) 993-8116
                Fax: (312) 993-8150
                Attention: Marla Brefka Heller

                    (c) if to any Lender Creditor, other than the Collateral Agent, at such address as such Lender Creditor shall have specified in the Credit Agreement;

                    (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to Silgan and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          10.2 Waiver; Amendment. Except as provided in Sections 10.8 and 10.13 hereof, none of the terms and conditions of this Agreement, any other Security Document or any Guaranty may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor (or Guarantor, as the case may be) directly affected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 12.12 of the Credit Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of the outstanding principal amount of all Other Obligations outstanding from time to time.

          10.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

          10.4 Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Collateral Agent and the other Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

          (b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY

SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          10.7 Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of each Assignor under or with respect to any Collateral.

          10.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements entitled to the benefits of this Agreement have been terminated, no Note, Loan or Letter of Credit is outstanding and all other Obligations (other than indemnities described in Section 8.1 hereof and described in Section 12.13 of the Credit Agreement, and any other indemnities set forth in any other Security Documents, in each case which are not then due and payable) have been paid in full in cash.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or is otherwise released at the direction of the Required Secured Creditors, such Collateral shall be sold or released free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of such Assignor, will execute and deliver such documentation to evidence such release ( including UCC-3 termination or partial release statements and the like) and will assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

          (c) At any time that the respective Assignor desires that Collateral be released as provided in the foregoing Section 10.8(a) or (b), it shall deliver to the Collateral Agent a certificate signed by an authorized officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to Section 10.8(a) or (b) hereof.

          (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 10.8.

          10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

          10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 11 of the Credit Agreement.

          10.12 Benefit of Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

          10.13 Additional Assignors. It is understood and agreed that any Subsidiary of Silgan that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent. Silgan agrees that it shall and shall cause any such Subsidiary that becomes an Assignor hereunder to (i) deliver supplements to Annexes A through F, inclusive, and H through K, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and
(ii) take all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

                                      *****

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                               SILGAN HOLDINGS INC.,
                               as an Assignor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Senior Vice President, General Counsel
                                          and Secretary


                               SILGAN CONTAINERS CORPORATION,
                               as an Assignor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                               SILGAN PLASTICS CORPORATION,
                               as an Assignor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                               SILGAN CONTAINERS MANUFACTURING
                               CORPORATION,
                               as an Assignor

                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                               SILGAN CAN COMPANY,
                               as an Assignor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary

                                SILGAN CORPORATION, as an Assignor


                                By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                               SILGAN LLC, as an Assignor

                               By: SILGAN CONTAINERS MANUFACTURING
                                   COMPANY, as Manager


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                               RXI PLASTICS, INC., as an Assignor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                                SILGAN VACUUM CLOSURE HOLDING
                                COMPANY, as an Assignor


                                By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY
AMERICAS,  as Collateral Agent



By: /s/Gina S. Thompson
    ---------------------------------
    Name: Gina S. Thompson
    Title: Director